Exhibit 8

Stena AB Subsidiary list	Jurisdiction of Incorporation or Organization
3BO A/S	Denmark
AB Stena Finans	Sweden
Akrofy Investment BV	Netherlands
Avac Inc.	USA
Ballingslöv AB	Sweden
Ballingslöv Danmark A/S	Denmark
Ballingslöv International AB	Sweden
Ballingslöv Jönköping AB	Sweden
Ballingslöv Södertälje AB	Sweden
Best Travel A/S	Denmark
Blomsterlandet i Sverige AB	Sweden
Bostads AB Drott	Sweden
Bovac Waste services AB	Sweden
Büro Scandinavia BV	Netherlands
Canyon Capital CDO-2002 Ltd	Cayman Island
Canyon Capital CLO-2004 Ltd	Cayman Island
Canyon Capital CLO-2006 Ltd	Cayman Island
Canyon Capital CLO-2007 Ltd	Cayman Island
Check Point Travel A/S	Denmark
Conqueror LTD	Bermuda
CPT Tickets ApS	Denmark
DFI-Geisler A/S	Denmark
DTF GmbH	Germany
DTF Group A/S	Denmark
Envac (m) bhd	Malaysia
Envac AB	Sweden
Envac Asia Holding Ltd	China
Envac Brazil	Brazil
Envac co Ltd	South Korea
Envac Danmark A/S	Denmark
Envac Deutchland Gmbh	Germany
Envac Dubai llc	United Arab Emirates
Envac environment technology (Beijing) co Ltd	China
Envac environment technology (Shanghai) co Ltd	China
Envac environment technology (Tianjin) co Ltd	China
Envac environmental technology Pvy Ltd	India
Envac Far East Ltd	China
Envac Finland OY	Finland
Envac France SAS	France
Envac Iberia SA	Spain
Envac Macau Ltd	China
Envac Middle East Fze	United Arab Emirates
Envac Norge A/S	Norway
Envac Optibag AB	Sweden
Envac Qatar wll	Qatar
Envac Scandinavia AB	Sweden
Envac Singapore pte Ltd	Singapore
Envac Systems Canada Inc	Canada
Envac UK Ltd	Great Britain
European Online Flight AB	Sweden
Europort A/S	Denmark
Evaem Probe BV	Netherlands
FAB 7035 i Stockholm	Sweden
FAB Bardunen HB	Sweden
Fastighets AB Malmöhus	Sweden

Fastighets AB Nimbo	Sweden
Fastighets AB Rönnebo	Sweden
Flatås Byggnads AB	Sweden
Fredriksdals Energi AB	Sweden
Glacia Ltd (50%)	Bermuda
Global Navigation Ltd	Bermuda
Guangzhou Envac environment technology co Ltd	China
Handelsträdgården i Ella AB	Sweden
HB Datavägen 2	Sweden
HB Fältspaten 1	Sweden
HB Gullbergsvass 511	Sweden
HB Hermodsdal Fastigheter	Sweden
HB Hilleröd 12	Sweden
HB Lindängen Fastigheter	Sweden
HB Nedergården 21	Sweden
HB Nedergården 22 och 23	Sweden
HB Pilegården 2 och 3	Sweden
HB Solbacken 13	Sweden
HH Ferries A/S	Denmark
HH Ferries AB	Sweden
HH Shipholding A/S	Denmark
Houlder Marine Services (Hong Kong) Ltd	Hong Kong
Hss I LTD	Bermuda
Hss II LTD	Bermuda
Hummer Amsterdam BV	Netherlands
Invicta Marine Manning Ltd	Great Britain
JKE Design A/S	Denmark
JKE Design i Stockholm AB	Sweden
Karlskrona Baltic Port AB	Sweden
Kingfisher Wood Products Ltd	Great Britain
Kvik A/S	Denmark
Kvik BE	Belgium
Kvik Cocinas S.L.U.	Spain
Kvik NL BE	Netherlands
Kvik Produktion A/S	Denmark
Kvik Retail A/S	Denmark
Kvik Retail Norge A/S	Norway
Kvik Sverige AB	Sweden
Kök & Badmiljö i Inverness AB	Sweden
Kök & Badmiljö i Stockholm Norr AB	Sweden
Lemnhult Energi AB	Sweden
Lövgärdet Business AB	Sweden
Lövgärdet Business KB	Sweden
Lövgärdet Residential AB	Sweden
Lövgärdet Residential HB	Sweden
Macro International AB	Sweden
Malmö Parkeringshus AB	Sweden
Markthalle Winkels Holding BV	Netherlands
Maximaria Marine Company Ltd	Cyprus
Meridian Shipping Services Pte Ltd	Singapore
Mondaldi Ltd	Cyprus
Movac AB	Sweden
Multiform A/S	Denmark
Mundelheimerweg BV	Netherlands
Möckelsjö Energi AB	Sweden
Navion Gothenburg (50%)	Marshall Islands
Nemrejse A/S	Denmark
NMM (India) Private Ltd	India
NMM Bulk AB	Sweden
NMM Offshore Ltd	Great Britain

NMM RoRo AB	Sweden
NMM Services PTE LTD	Singapore
NMM USA llc	USA
Nordic Rio llc (50%)	Marshall Islands
Nordik Atlantic Investments Inc	USA
Nordik Investments inc	USA
Northern Marine Management BV	Amsterdam
Northern Marine Management Ltd	Great Britain
Northern Marine Manning Services Ltd	Great Britain
Oceanspirit Ltd	Bermuda
Panvictory Ltd	Bermuda
Panvision Ltd	Bermuda
Rejser A/S	Denmark
RoRo Partners Ltd (50%)	Bermuda
Roxen Gmbh	Germany
Roxen Holding GMBH & Co KG	Germany
Scan Port GMBH Hafenanlagen	Germany
Scandlines AB	Sweden
Scandlines Sverige AB	Sweden
Schiesstrasse KG	Germany
Sembo AB	Sweden
Sessan Holdings Inc	USA
Sessan Investments Inc	USA
Sessan Properties Inc	USA
Sessan Woodbranch Inc	USA
Sessanlinjen AB	Sweden
Sessilia Shipping Company Ltd	Cyprus
S-Invest Brommafastigheter AB	Sweden
S-Invest butiks AB	Sweden
S-Invest Fastighets AB	Sweden
S-Invest Fastighets KB i Göteborg	Sweden
S-Invest Fastighets KB i Karlstad	Sweden
S-Invest Fastighets KB i Stenungsund	Sweden
S-Invest Fastighets KB i Stockholm	Sweden
S-Invest Fastighets KB i Sverige	Sweden
S-Invest Fastighets KB i Umeå	Sweden
S-Invest Fastighets KB i Uppsala	Sweden
S-Invest Fastighets KB i Vänersborg	Sweden
S-Invest Fastighets KB Linköping	Sweden
S-Invest Fastighets KB på Backaplan	Sweden
S-Invest Lidingöfastigheter AB	Sweden
S-Invest Management AB	Sweden
S-invest trading AB	Sweden
Skarpnäcks Jubileumsbostäder HB	Sweden
Skye Management Holdings Ltd	Bermuda
Stena (Switzerland) AG	Switzerland
Stena (UK) Ltd	Great Britain
Stena AB
Stena Adactum AB	Sweden
Stena Africa LTD	Bermuda
Stena Airport Real Estate BV	Netherlands
Stena Anglia EUR Ltd	Bermuda
Stena Asian Property Investments BV	Netherlands
Stena Atlantic Ltd	Bermuda
Stena Bermuda Line Ltd	Bermuda
Stena Bulk AB	Sweden
Stena Bulk AS	Norway
Stena Bulk Denmark Asp	Denmark
Stena Bulk Holdings Ltd	Great Britain
Stena Bulk LLC	USA

Stena Bulk Ltd	Great Britain
Stena Bureaux Sarl	France
Stena Bute LTD	Bermuda
Stena Carrier AB	Sweden
Stena Carrier AB	Sweden
Stena Carron (Hungary) KFT	Hungary
Stena Carron (Hungary) KFT, Lux br	Luxembourg
Stena Carron Cyprus Ltd	Cyprus
Stena Dof Investments BV	Netherlands
Stena Don A/S	Norway
Stena Don AB	Sweden
Stena Don Cyprus Ltd	Cyprus
Stena Don Ltd	Bermuda
Stena Drilling (Australia) Pty Ltd	Australia
Stena Drilling A/S	Norway
Stena Drilling Australia Limited	Great Britain
Stena Drilling HR Ltd	Great Britain
Stena Drilling Ltd	Great Britain
Stena Drilling PTE Ltd	Singapore
Stena Drilling Cyprus LTD	Cyprus
Stena Drilling Egypt LLC	Egypt
Stena Drilling Holdings Ltd	Great Britain
Stena Drilling International Sarl	Luxembourg
Stena Drilling Management A/S	Norway
Stena Drillmax I (Hungary) KFT	Hungary
Stena Drillmax I (Hungary) KFT, lux br	Luxembourg
Stena Drillmax I Ltd	Bermuda
Stena DrillMAX Ice Ltd	Great Britain
Stena Drillmax II Ltd	Bermuda
Stena Drillmax II LTD, lux. Br	Luxembourg
Stena Drillmax III Ltd	Bermuda
Stena Drillmax IV Ltd	Bermuda
Stena Ecolucioles Sarl	France
Stena Explorer Ltd	Netherlands
Stena Fairplay LTD	Singapore
Stena Fastigheter 3 Exploaterings AB	Sweden
Stena Fastigheter Halmstad AB	Sweden
Stena Fastigheter Skansen AB	Sweden
Stena Fastigheter 2 Exploaterings AB	Sweden
Stena fastigheter AB	Sweden
Stena Fastigheter Blackeberg AB	Sweden
Stena Fastigheter Briggen 1 AB	Sweden
Stena Fastigheter Göteborg AB	Sweden
Stena Fastigheter Göteborg Förvaltning AB	Sweden
Stena Fastigheter Göteborg Holding AB	Sweden
Stena Fastigheter Göteborg Invest AB	Sweden
Stena Fastigheter Haninge KB	Sweden
Stena Fastigheter Hus 7 AB	Sweden
Stena Fastigheter i Karlskrona HB	Sweden
Stena Fastigheter Lomma AB	Sweden
Stena Fastigheter Lövgärdet AB	Sweden
Stena Fastigheter Malmhauge AB	Sweden
Stena Fastigheter Malmö AB	Sweden
Stena Fastigheter Malmö Holding AB	Sweden
Stena Fastigheter Malmö Invest AB	Sweden
Stena Fastigheter Nacka AB	Sweden
Stena Fastigheter Projekt AB	Sweden
Stena Fastigheter Skärholmen AB	Sweden
Stena Fastigheter Slätta Damm AB	Sweden
Stena Fastigheter Smyckeparken AB	Sweden

Stena Fastigheter Stockholm AB	Sweden
Stena Fastigheter Stockholm Holding AB	Sweden
Stena Fastigheter Stockholm Invest AB	Sweden
Stena Fastigheter Stocksundet AB	Sweden
Stena Fastigheter Syd AB	Sweden
Stena Fastigheter Tynnered AB	Sweden
Stena Fastigheter Upplands Väsby AB	Sweden
Stena Fastigheter Uppsala AB	Sweden
Stena Fastigheter Väst AB	Sweden
Stena Fastigheter Västberga HB	Sweden
Stena Fastigheter Ängby Park AB	Sweden
Stena Fastigheter Öst AB	Sweden
Stena Fastighetsförvaltning AB	Sweden
Stena Features AB	Sweden
Stena Ferries Ltd	Great Britain
Stena Finance (Uk) Ltd	Great Britain
Stena Finance BV	Netherlands
Stena Finance Cyprus Ltd	Cyprus
Stena Florida Line Ltd	Bermuda
Stena Forth Drilling LTD	Great Britain
Stena Forth Ltd	Bermuda
Stena Forth Lux 1 Sarl	Luxembourg
Stena Forth Lux 2 Sarl	Luxembourg
Stena Forth Lux 3 Sarl	Luxembourg
Stena Freighter AB	Sweden
Stena Freighter AB	Sweden
Stena Gentian Ltd	Bermuda
Stena Holding (Hungary) KFT	Hungary
Stena Holding Cyprus Ltd	Cyprus
Stena Holland BV	Netherlands
Stena Holland House Ltd	Great Britain
Stena HSD Ltd	Great Britain
Stena HSS Holding LTD	Great Britain
Stena Hss I Ag	Switzerland
Stena Insurance AG	Switzerland
Stena International Sarl	Luxembourg
Stena Investment cyprus Ltd	Cyprus
Stena Investment Ltd (50%)	Bermuda
Stena Investment Sarl	Luxembourg
Stena KOG-fastigheter HB	Sweden
Stena les deux arcs Sarl	France
Stena Line Ltd	Great Britain
Stena Line (Irish sea) Ltd	Great Britain
Stena Line (UK) Ltd	Great Britain
Stena Line (UK) Operations Finance Ltd	Great Britain
Stena Line BV	Netherlands
Stena Line Cairnryan Ltd	Great Britain
Stena Line Denmark A/S	Denmark
Stena Line Distribution (Holdings) Ltd	Great Britain
Stena Line Distribution Ltd	Great Britain
Stena Line Ferries BV	Netherlands
Stena Line Holding BV	Netherlands
Stena Line Holidays Ltd	Great Britain
Stena Line Irish Sea Ferries Ltd	Great Britain
Stena Line Irish Sea Manning BV	Great Britain
Stena Line Manning services Ltd	Great Britain
Stena Line Nominees Ltd	Great Britain
Stena Line Norge A/S	Norway
Stena Line North Sea PTE Ltd	Singapore
Stena Line Polska SP	Poland

Stena Line Ports (Loch Ryan) Ltd	Great Britain
Stena Line Ports AB	Sweden
Stena Line Ports Ltd	Great Britain
Stena Line PTE Ltd	Singapore
Stena Line Scandinavia AB	Sweden
Stena Line Scotland Ltd	Great Britain
Stena Line Shipholding BV	Netherlands
Stena Line Stevedoring Holland BV	Netherlands
Stena Line Sweden AB	Sweden
Stena Line Walstroom BV	Netherlands
Stena Management BV	Netherlands
Stena Marco Polo SARL	France
Stena Marine Cyprus Ltd	Cyprus
Stena Marine Management AB	Sweden
Stena Marine Management PTE Ltd	Singapore
Stena Maritime (France) SAS	France
Stena Maritime AG	Switzerland
Stena Mont Ventoux AB	Sweden
Stena Nordica AB	Sweden
Stena North Sea Ltd	Great Britain
Stena Ocean LTD	Bermuda
Stena Oilfield Chartering LTD	Great Britain
Stena Oilfield Services Ltd	Great Britain
Stena Oilfield Services Nigeria LTD	Nigeria
Stena Orchid Ltd	Bermuda
Stena Pension Services Sarl	Luxembourg
Stena PHT Sarl	France
Stena Pin Montard Sarl	France
Stena Property (Hungary) KFT	Hungary
Stena Property BV	Netherlands
Stena Property Investment BV (old Stena Don BV)	Netherlands
Stena Property SA	Luxembourg
Stena Realty BV	Netherlands
Stena Rederi AB	Sweden
Stena Rederi AS	Norway
Stena Reederei GMBH	Germany
Stena Renewable AB	Sweden
Stena Renewable Energy AB	Sweden
Stena Rig Chartering Ltd	Great Britain
Stena Ropax Ltd	Great Britain
Stena Roro AB	Sweden
Stena RoRo Navigation Ltd	Cyprus
Stena Royal Sarl	Luxembourg
Stena Services Brazil Ltda	Brazil
Stena Shipping Cyprus Ltd	Cyprus
Stena Simplon LTD	Bermuda
Stena Skagen LTD	Bermuda
Stena Spey (Cyprus) Ltd	Cyprus
Stena Spey Bermuda Ltd	Bermuda
Stena Spey Drilling Ltd	Cyprus
Stena Spey Leasing Ltd	Cyprus
Stena Spey Services LTD	Great Britain
Stena Subsea Leasing Ltd	Great Britain
Stena Tanker Management (Bermuda) Ltd	Bermuda
Stena Tay Hungary Kft	Hungary
Stena Tay Hungary KFT, Angola Branch	Angola
Stena Tay hungary KFT, Lux. Branch	Luxembourg
Stena Treasury BV	Netherlands

Stena Trust BV	Netherlands
Stena Tulip Ltd	Bermuda
Stena Viking marine PTE Ltd	Singapore
Stena Voyager Ltd	Netherlands
Steneo AB	Sweden
Stenloyal Ltd	Great Britain
Sundsservice AB	Sweden
Tre Trädgårdar AB	Sweden
Tre Trädgårdar Butik AB	Sweden
Tre Trädgårdar Fastighet AB	Sweden
Tritec Marine Consultants Ltd	Great Britain
Tritec Marine Consultants PTE LTD	Singapore
Uddared Energi AB	Sweden
Wahrenberg 10 HB	Sweden
Verhak Grundstücksverwaltungs GMBH	Germany
Verhuistaek BV	Netherlands
Ådra kvarn i Stockholm AB	Sweden
Örbacken Energi AB	Sweden